UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

TRIVASCULAR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36419	87-0807313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3910 Brickway Blvd.

Santa Rosa, California

(Address of principal executive offices)

95403

(Zip Code)

(707) 543-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2015, we issued a press release announcing our preliminary financial results for the fourth fiscal quarter and year ended December 31, 2014. This press release has been furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The press release furnished as Exhibit 99.1 to this report includes the non-GAAP financial measures of constant currency revenue growth percentage.  We define constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. The constant currency presentation excludes the impact of fluctuations in foreign currency exchange rates.  We present constant currency information because we believe providing it provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance.  Our management uses constant currency information to evaluate our results of operations on both an as reported and a constant currency basis.  Constant currency information should not be considered in isolation or as a substitute for a measure of our liquidity or operating performance prepared in accordance with U.S. GAAP, and is not indicative of net loss from operations as determined under GAAP.  Constant currency financial measures have limitations that should be considered before using these measures to evaluate our liquidity or financial performance.  Our definition and calculation of constant currency information may differ from that of other companies.

The information under this Item 2.02 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit

Number	Description
99.1	Press release issued by the Company on January 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIVASCULAR TECHNOLOGIES, INC.
Dated: January 12, 2015	/s/ Michael R. Kramer
	Name:	Michael R. Kramer
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release dated January 12, 2015